Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 10, 2002
                                                          -------------

                        CBL & Associates Properties, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                          1-12494                    62-1545718
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(State or other                   (Commission                (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
incorporation)

 CBL Center, 2030 Hamilton Place Blvd., Suite 500, Chattanooga, Tennessee 37421
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               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (423) 855-0001
                                                           --------------

         One Park Place, 6148 Lee Highway, Chattanooga, Tennessee 37421
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On March 23, 1998, CBL & Associates Properties, Inc. (the "Company") filed its Registration Statement on Form S-3 (File No. 333-47041), pursuant to which the Company may from time to time offer (i) one or more series of its preferred stock, (ii) shares of its common stock and (iii) warrants to purchase its common stock with an aggregate public offering price of up to $350 million.

     On June 11, 2002, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company's Prospectus Supplement, dated June 10, 2002, and the accompanying Prospectus, dated March 23, 1998, relating to an offering of up to 2,000,000 shares of the Company's 8.75% Series B Cumulative Redeemable Preferred Stock (the "Series B Preferred Stock"). Copies of the Underwriting Agreement and the Pricing Agreement, covering the issue and sale of the Series B Preferred Stock are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively. A copy of the Certificate of Designations, Number, Voting Powers, Preferences and Rights of the Series B Preferred Stock is attached hereto as Exhibit 3.1.

Item 7. Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     The following exhibits are filed as part of this report:

     1.1 Underwriting Agreement, dated June 10, 2002, among the Company, CBL & Associates Limited Partnership, Bear, Sterns & Co. Inc., Robertson Stephens, Inc., Prudential Securities Incorporated, Legg mason Wood Walker, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc. and Wells Fargo Securities, LLC.

     1.2 Pricing Agreement, dated June 10, 2002, among the Company, CBL & Associates Limited Partnership, Bear, Sterns & Co. Inc., Robertson Stephens, Inc., Prudential Securities Incorporated, Legg mason Wood Walker, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc. and Wells Fargo Securities, LLC.

     3.1 Certificate of Designations of the Company's 8.75% Series B Cumulative Redeemable Preferred Stock.

     5    Opinion re Legality.

     8    Opinion re Tax Matters.

     23 Consent of Counsel (contained in the opinions filed as Exhibits 5 and 8 hereto).



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CBL & ASSOCIATES PROPERTIES, INC.

                                        By: /s/ John N. Foy
                                            ------------------------------
                                            John N. Foy
                                            Vice Chairman, Chief Financial
                                            Officer and Treasurer

Dated: June 17, 2002



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                                  Exhibit Index
                                  -------------

Exhibit No.    Description
-----------    -----------


1.1 Underwriting Agreement dated June 10, 2002, among the Company, CBL & Associates Limited Partnership, Bear, Sterns & Co. Inc., Robertson Stephens, Inc., Prudential Securities Incorporated, Legg mason Wood Walker, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc. and Wells Fargo Securities, LLC.

1.2 Pricing Agreement, dated June 10, 2002, among the Company, CBL & Associates Limited Partnership, Bear, Sterns & Co. Inc., Robertson Stephens, Inc., Prudential Securities Incorporated, Legg mason Wood Walker, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc. and Wells Fargo Securities, LLC.

3.1 Certificate of Designations of the Company's 8.75% Series B Cumulative Redeemable Preferred Stock.

5              Opinion re Legality.

8              Opinion re Tax Matters.

23 Consents of Counsel (contained in the opinions filed as Exhibits 5 and 8 hereto).